UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2005

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2005, providing for the issuance of Asset Backed Certificates, Series 2005-5)

Option One Mortgage Acceptance Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-126920-02	33-0727357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Ada Irvine, Ca		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 790-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 -	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits
	(a)	Financial Statements.
Not applicable.
	(b)	Pro Forma Financial Information.
Not applicable.
	(c)	Exhibits.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 10, 2005

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

By:	/s/ Charles R. Fulton
Name:	Charles R. Fulton
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Counsel